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                                                                    EXHIBIT 21.1

                           OWENS-ILLINOIS GROUP, INC.
                       OWENS-BROCKWAY GLASS CONTAINER INC.
                         SUBSIDIARIES OF THE REGISTRANTS

         Owens-Illinois Group, Inc. had the following subsidiaries (including Owens-Brockway Glass Container Inc.) at December 31, 2001. Subsidiaries are indented following their respective parent companies:

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                                                                                          STATE/COUNTRY OF INCORPORATION
NAME                                                                                      OR ORGANIZATION
----                                                                                      ---------------
   OI Health Care Holding Corp.........................................................   Delaware
   OI General Finance Inc..............................................................   Delaware
   OI Plastic Products FTS Inc.........................................................   Delaware
      Specialty Packaging Licensing Company Limited....................................   Delaware
      Owens-Illinois Closure Inc.......................................................   Delaware
        Product Design & Engineering, Inc..............................................   Minnesota
        O-I Brazil Closure Inc.........................................................   Delaware
      Owens-Illinois Prescription Products Inc.........................................   Delaware
        OI Medical Inc.................................................................   Delaware
           MARC Industries, Inc........................................................   Delaware
              Specialty Packaging Products de Mexico, S.A. de C.V......................   Mexico
           OI Medical Holdings, Inc....................................................   Delaware
              Anamed International, Inc................................................   Nevada
                Owens-BriGam de Mexico.................................................   Mexico
              Martell Medical Products, Inc............................................   California
              Owens-BriGam Medical Company.............................................   Delaware
              BriGam, Inc..............................................................   North Carolina
                BriGam Medical Inc.....................................................   North Carolina
                BriGam Ventures, Inc...................................................   North Carolina
      Owens-Brockway Plastic Products, Inc.............................................   Delaware
        Owens-Illinois Specialty Products Puerto Rico, Inc.............................   New Jersey
        OI Regioplast STS Inc..........................................................   Delaware
           Regioplast S.A. de C.V......................................................   Mexico
        OI Australia Inc...............................................................   Delaware
           Owens-Illinois Plastics Ltd.................................................   Australia
              ACI America Holdings Inc.................................................   Delaware
                Continental PET Technologies Inc.......................................   Delaware
                   Continental PET Technologies de Mexico, S.A. de C. V................   Mexico
                   Continental PET Technologies Magyaoroszag Kft.......................   Hungary
                   Continental PET do Brasil Ltda......................................   Brazil
   OI Venezuela Plastic Products Inc...................................................   Delaware
      OI Plasticos de Venezuela C.A....................................................   Venezuela
      OI General FTS Inc...............................................................   Delaware
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                                                                                          STATE/COUNTRY OF INCORPORATION
                                      NAME                                                       OR ORGANIZATION
---------------------------------------------------------------------------------------- --------------------------------
        OI Castalia STS Inc............................................................   Delaware
        OI Levis Park STS Inc..........................................................   Delaware
        OI AID STS Inc.................................................................   Delaware
        Owens-Illinois General Inc.....................................................   Delaware
           Owens Insurance, Ltd........................................................   Bermuda
           OI Holding Company, Inc.....................................................   Ohio
           Owens-Illinois Foreign Sales Corp...........................................   Virgin Islands
           Universal Materials, Inc....................................................   Ohio
      Owens-Brockway Packaging, Inc....................................................   Delaware
        Owens-Brockway Glass Container, Inc............................................   Delaware
           Brockway Realty Inc.........................................................   Pennsylvania
           Brockway Research Inc.......................................................   Delaware
           NHW Auburn LLC..............................................................   Delaware
           OI Auburn Inc...............................................................   Delaware
           Seagate, Inc................................................................   Ohio
           OIB Produvisa Inc...........................................................   Delaware
           OI Consol STS Inc...........................................................   Delaware
           OI California Containers Inc................................................   Delaware
           OI Puerto Rico STS Inc......................................................   Delaware
              Owens-Illinois de Puerto Rico............................................   Ohio
           OI Eduador STS Inc..........................................................   Delaware
              Cristaleria del Ecuador, S. A............................................   Ecuador
           OI Peru STS Inc.............................................................   Delaware
              Vidrios Industriales S. A................................................   Peru
                Compania Manufactura De Vidrio Del Peru................................   Peru
           OI Poland, Inc..............................................................   Delaware
              Huta Szkla Jaroslaw S. A.................................................   Poland
              Huta Szkla Antoninek Sp.zo.o.............................................   Poland
           OI Hungary Inc..............................................................   Delaware
              United Hungarian Glass Containers Kft....................................   Hungary
           OI Thailand Inc.............................................................   Delaware
              OI Pacific (Machinery and Distribution) Limited..........................   Thailand
           OI International Holdings Inc...............................................   Delaware
              OI Global C.V............................................................   Netherlands
                Owens-Illinois (Australia) Pty. Ltd....................................   Australia
                   ACI Packaging Services Pty. Ltd.....................................   Australia
                      ACI Operations Pty. Ltd..........................................   Australia
                   ACI Plastics Packaging (Thailand) Ltd...............................   Thailand
                      ACI International ltd............................................   Australia
                        OI Andover Group Inc...........................................   Delaware
                          The Andover Group Inc........................................   Delaware
                        Breadalbane Shipping PTE Ltd...................................   Singapore
                        PT Kangar Consolidated Industries..............................   Indonesia
                        ACI India LLC..................................................   Delaware

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                                                                                          STATE/COUNTRY OF INCORPORATION
                                      NAME                                                       OR ORGANIZATION
---------------------------------------------------------------------------------------- --------------------------------
                          Owens-Brockway (India) Limited...............................   India
                        Owens-Illinois (NZ) Ltd........................................   New Zealand
                          ACI Operations New Zealand Ltd...............................   New Zealand
                        OI China LLC...................................................   Delaware
                          Wuhan Owens Glass Container Company Ltd......................   China
                        Owens-Illinois (HK) Ltd........................................   Hong Kong
                          ACI Guangdong Ltd............................................   Hong Kong
                            ACI Guangdong Glass Company Ltd............................   China
                          ACI Shanghai Ltd.............................................   Hong King
                            ACI Shanghai Glass Company Ltd.............................   China
                          ACI Tianjin Ltd..............................................   Hong Kong
                            ACI Tianjin Mould Company Ltd..............................   China
                OI European Group B.V..................................................   Netherlands
                   OI Europe (Machinery and Distribution) Limited......................   United Kingdom
                   Closure & Packaging Services, Ltd...................................   Guernsey
                      Closure & Packaging Services (U.K.) Ltd..........................   United Kingdom
                      Closure & Packaging Services (Antilles) N.V......................   Netherlands Antilles
                        Closure & Packaging Services (Netherlands) B.V.................   Netherlands
                   UGG Holdings Ltd....................................................   United Kingdom
                      OI Overseas Management Company LLC...............................   Delaware
                        United Glass Group Ltd.........................................   United Kingdom
                          United Glass, Limited........................................   United Kingdom
                   OI Glass Holdings B.V...............................................   Netherlands
                      Owens-Illinois International Management & Trading Kft............   Hungary
                      OI Italia S.r.l..................................................   Italy
                        AVIR S.p.A.....................................................   Italy
                          Avirunion, a.s...............................................   Czech Republic
                          Sonator Investments B.V......................................   Netherlands
                          Vetrerie Medid...............................................   Italy
                          San Domenico Vetraria S.r.l..................................   Italy
                          Nord Vetri S.p.A.............................................   Italy
                          Sicilvetro S.p.A.............................................   Italy
                            Vidrieria Rovira, S. A.....................................   Spain
                   Owens-Illinois International B. V...................................   Netherlands
                      PET Technologies Limited.........................................   United Kingdom
                      Owens-Illinois Canadian Holdings B.V.............................   Netherlands
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                                                                                          STATE/COUNTRY OF INCORPORATION
                                      NAME                                                       OR ORGANIZATION
---------------------------------------------------------------------------------------- --------------------------------
                        O-I Canada Corp................................................   Canada
                      Centro Vidriero de Venezuela, C.A................................   Venezuela
                      Manufacturera de Vidrios Planos, C.A.............................   Venezuela
                      OIV Holding, C.A.................................................   Venezuela
                        Owens-Illinois de Venezuela, C. A..............................   Venezuela
                          Fabrica de Vidrio Los Andes, C. A. ..........................   Venezuela
                      Cristaleria Peldar, S.A..........................................   Colombia
                      Compania Nacional De Vidrios S.A.................................   Colombia
                      Cristar S.A......................................................   Colombia
                        Vidrieria Fenicia..............................................   Colombia
                      Industria de Materias Primas Limitiada...........................   Colombia
                      Sao Raimundo Administracao, Participacoes e Representacoes,
                        Limitada.......................................................   Brazil
                        Companhia Industrial Sao Paulo e Rio...........................   Brazil
                      OI Finnish Holdings Oy...........................................   Finland
                        Ryttylan Muovi Oy..............................................   Finland
                        Karhulan Lasi Oy...............................................   Finland
                        A/S Jarvakandi Klaas...........................................   Estonia
                      PET Technologies B. V............................................   Netherlands
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